UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2004

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15295 Alton Parkway, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(949) 788-6000

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2004, ISTA Pharmaceuticals, Inc. held its annual meeting of stockholders. At the meeting, the stockholders approved ISTA’s 2004 Performance Incentive Plan (the “2004 Plan”).

The purpose the 2004 Plan is to provide a means to attract and retain the services of qualified employees, officers and directors, consultants and other service providers by providing them with an opportunity to participate in the ownership of ISTA. To further these purposes, the Board of Directors unanimously adopted the 2004 Plan on June 10, 2004, subject to stockholder approval.

ISTA is initially authorized to grant options and/or rights to purchase up to an aggregate of 2,053,107 shares of ISTA’s common stock, of which 200,000 shares may only be issued in connection with restricted stock awards.

The 2004 Plan is to be administered by an “Administrator,” which, under the 2004 Plan, shall be either ISTA’s Board of Directors or a committee appointed by the Board of Directors. Subject to the provisions of the 2004 Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the 2004 Plan. ISTA’s Board of Directors may from time to time alter, amend, suspend or terminate the 2004 Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under the 2004 Plan without his or her consent. Unless previously terminated by ISTA’s Board of Directors, the 2004 Plan will terminate on June 10, 2014.

The 2004 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of ISTA or of any parent or subsidiary corporation of ISTA, whether now existing or hereafter created or acquired (including directors if they also are employees of ISTA or an affiliated company), as may be determined by the Administrator.

Individual awards under the 2004 Plan may take the form of one or more of incentive stock options, non-qualified stock options, restricted stock awards, stock appreciation rights (SARs), and/or performance awards.

The foregoing description of the 2004 Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2004 Plan, the form of Stock Option Agreement and the form of Restricted Stock Purchase Agreement, copies of which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	2004 Performance Incentive Plan.

99.2	Form of Stock Option Agreement under 2004 Performance Incentive Plan.

99.3	Form of Restricted Stock Purchase Agreement under 2004 Restricted Stock Purchase Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

October 20, 2004	By:	/S/ VICENTE ANIDO, JR., PH.D.
Vicente Anido, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	2004 Performance Incentive Plan.

99.2	Form of Stock Option Agreement under 2004 Performance Incentive Plan.

99.3	Form of Restricted Stock Purchase Agreement under 2004 Restricted Stock Purchase Plan.